SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 1, 2006

                             On2 Technologies, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                   21 Corporate Drive, Suite 103, New York, NY
                12065 (Address, including zip code, and telephone
                         number, including area code, of
                    Registrant's principal executive offices)

                                 Not applicable
       (Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02. Termination of a Material Definitive Agreement.

Termination of Separation and Consultancy Agreement with Douglas A. McIntyre

On February 2, 2006, On2 Technologies, Inc. (the "Company") entered into a Separation and Consultancy Agreement (the "Consultancy Agreement") with Douglas
A. McIntyre, the Company's former Chairman, President and Chief Executive Officer. The Consultancy Agreement expired, by its terms, on January 31, 2007, and the Company retained the right, in its sole discretion, to terminate the Consultancy Agreement at any time prior to January 31, 2007. On March 1, 2006, pursuant to the terms of the Consultancy Agreement, the Company elected to terminate the Consultancy Agreement effective as of March 31, 2006.


Item 2.02. Results of Operations and Financial Condition

On March 2, 2006, the Company issued a press release announcing its financial results for the fiscal quarter ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in Item 2.02 of this Report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 8.01 Other Events

Following a preliminary investigation, the Company voluntarily reported to the Securities and Exchange Commission ("SEC") that it had undertaken an internal investigation into facts and circumstances concerning investor and other communications made by the Company's former Chairman, Chief Executive Officer and President. The Audit Committee of the Company's Board of Directors has engaged legal counsel to conduct the investigation. Based upon preliminary findings, the Company elected to voluntarily report the results of the investigation to the SEC and agreed to voluntarily provide information regarding the investigation to the SEC.

Because the investigation relates to investor and other communications, the Company believes that the investigation will have no effect on previously filed financial statements and that the final findings of the investigation will not lead to any restatement of reported financial results.

The Company has also announced that James Meyer, interim Chief Executive Officer, has reallocated responsibilities and restructured reporting responsibilities as follows:

      o Timothy Reusing, Executive Vice President, General Counsel, has assumed the role of Executive Vice President, Corporate Development, to focus on business development. He will continue to report directly to the Chief Executive Officer.

      o Matthew Frost, Senior Vice President, Deputy General Counsel, has assumed the role of Senior Vice President, General Counsel, reporting directly to the Chief Executive Officer.

      o Anthony Principe, Senior Vice President and Chief Financial Officer, will report directly to the Chief Executive Officer.


Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release dated March 2, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 2, 2006                        On2 Technologies, Inc.

                                           By: /s/ James Meyer
                                               ---------------
                                           Name:   James Meyer
                                           Title:  CEO